Consolidated Portfolio of Investments (unaudited)
As of June 30, 2023
abrdn Global Infrastructure Income Fund

Shares		Value
COMMON STOCKS—91.4%
ARGENTINA—1.3%
Industrials—0.5%
Corp. America Airports SA(a)	248,739	$ 2,882,885
Materials—0.8%
Loma Negra Cia Industrial Argentina SA, ADR	600,000	4,080,000
Total Argentina		6,962,885
AUSTRALIA—1.2%
Industrials—1.2%
Aurizon Holdings Ltd.	2,362,500	6,180,784
BRAZIL—5.1%
Industrials—3.7%
CCR SA	4,481,900	13,151,225
Rumo SA	1,398,200	6,482,611
		19,633,836
Utilities—1.4%
Omega Energia SA(a)	3,031,800	7,154,952
Total Brazil		26,788,788
CANADA—5.9%
Energy—2.3%
Enbridge, Inc.	330,658	12,290,319
Industrials—2.1%
Canadian Pacific Kansas City Ltd.	138,200	11,162,414
Utilities—1.5%
Algonquin Power & Utilities Corp.	928,700	7,676,365
Total Canada		31,129,098
CHINA—0.3%
Information Technology—0.3%
GDS Holdings Ltd., ADR(a)	164,000	1,802,360
FRANCE—11.2%
Industrials—6.6%
Eiffage SA	107,200	11,192,594
Getlink SE	548,100	9,327,484
Vinci SA	123,030	14,295,523
		34,815,601
Utilities—4.6%
Engie SA	798,100	13,290,698
Veolia Environnement SA	348,300	11,025,593
		24,316,291
Total France		59,131,892
GERMANY—2.3%
Utilities—2.3%
RWE AG	282,700	12,319,017
HONG KONG—1.0%
Utilities—1.0%
CLP Holdings Ltd.	699,000	5,444,227
INDONESIA—0.8%
Communication Services—0.8%
Sarana Menara Nusantara Tbk PT	62,856,400	4,454,808
ITALY—5.8%
Communication Services—1.9%
Infrastrutture Wireless Italiane SpA(b)	743,400	9,813,073
Shares		Value

Industrials—0.6%
Enav SpA(b)	729,900	$ 3,110,082
Materials—1.0%
Buzzi SpA	221,100	5,539,653
Utilities—2.3%
Enel SpA	1,807,900	12,189,627
Total Italy		30,652,435
LUXEMBOURG—1.1%
Communication Services—1.1%
SES SA	1,036,300	6,105,117
MALAYSIA—1.3%
Industrials—1.3%
Malaysia Airports Holdings Bhd	4,601,400	6,788,318
MEXICO—5.1%
Industrials—5.1%
ALEATICA SAB de CV(a)	5,684,616	11,291,520
Grupo Aeroportuario del Centro Norte SAB de CV	733,800	7,802,278
Promotora y Operadora de Infraestructura SAB de CV	765,200	7,679,270
		26,773,068
NETHERLANDS—3.0%
Industrials—3.0%
Ferrovial SE	499,553	15,791,906
NIGERIA—0.6%
Communication Services—0.6%
IHS Holding Ltd.(a)	322,183	3,150,950
PHILIPPINES—1.7%
Industrials—1.7%
International Container Terminal Services, Inc.	2,424,100	8,953,267
SPAIN—7.3%
Communication Services—2.8%
Cellnex Telecom SA(a)(b)	368,001	14,868,633
Industrials—3.0%
Aena SME SA(b)	96,000	15,537,278
Utilities—1.5%
EDP Renovaveis SA	405,500	8,103,306
Total Spain		38,509,217
TANZANIA—1.5%
Communication Services—1.5%
Helios Towers PLC(a)	6,712,200	7,966,016
UNITED KINGDOM—4.4%
Communication Services—0.8%
Vodafone Group PLC, ADR	437,200	4,131,540
Industrials—0.7%
Mobico Group PLC	3,248,300	4,019,033
Utilities—2.9%
National Grid PLC	596,700	7,911,263
SSE PLC	316,398	7,419,559
		15,330,822
Total United Kingdom		23,481,395

See accompanying  Notes to Portfolio of Investments.

Consolidated Portfolio of Investments (unaudited)  (concluded)
As of June 30, 2023
abrdn Global Infrastructure Income Fund

Shares		Value
COMMON STOCKS (continued)
UNITED STATES—30.5%
Communication Services—1.3%
DISH Network Corp., Class A(a)	246,600	$ 1,625,094
Verizon Communications, Inc.	138,700	5,158,253
		6,783,347
Energy—6.5%
Cheniere Energy, Inc.	49,362	7,520,795
Kinder Morgan, Inc.	752,365	12,955,725
Williams Cos., Inc. (The)	437,000	14,259,310
		34,735,830
Industrials—4.5%
CoreCivic, Inc., REIT(a)	533,800	5,023,058
GEO Group, Inc. (The), REIT(a)	222,700	1,594,532
Norfolk Southern Corp.	36,600	8,299,416
Union Pacific Corp.	42,800	8,757,736
		23,674,742
Real Estate—4.2%
American Tower Corp., REIT	61,400	11,907,916
Crown Castle, Inc., REIT	89,700	10,220,418
		22,128,334
Utilities—14.0%
American Electric Power Co., Inc.	79,389	6,684,554
CenterPoint Energy, Inc.	249,600	7,275,840
Clearway Energy, Inc., Class C	165,300	4,720,968
CMS Energy Corp.	127,670	7,500,612
Essential Utilities, Inc.	76,103	3,037,271
FirstEnergy Corp.	196,000	7,620,480
NextEra Energy Partners LP	144,900	8,496,936
NextEra Energy, Inc.	172,941	12,832,222
PPL Corp.	284,268	7,521,731
Vistra Corp.	318,700	8,365,875
		74,056,489
Total United States		161,378,742
Total Common Stocks		483,764,290
PRIVATE CREDIT(c)—1.1%
UNITED STATES—1.1%
Energy—1.1%
OYA Solar CDG LLC(d)(e)	–	6,125,506
Total Private Credit		6,125,506
PRIVATE EQUITY(a)(c)(f)—7.7%
UNITED STATES—7.7%
Communication Services—1.9%
BT Co-Invest Fund, L.P. (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	3,990,176
NOVA-telMAX HoldCo LLC(h)(i)	–	5,921,135
		9,911,311
Consumer Staples—2.5%
Zon Holdings II, LLC (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	2,689,514
Zon Holdings, LLC (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	10,758,056
		13,447,570
Shares		Value

Energy—1.9%
Arroyo Trinity Direct Investment I, L.P. (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	$ 2,019,965
CAI Co-Invest LP (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	1,296,795
Cresta Highline Co-Invest Fund I (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	6,923,999
		10,240,759
Industrials—0.8%
WR Holdings LLC (through abrdn Global Infrastructure Fund BL, LLC)(g)(h)	–	4,180,906
Utilities—0.6%
Cresta BBR Co-Invest BL LLC(h)(j)	–	3,025,816
Total United States		40,806,362
Total Private Equity		40,806,362
Total Investments (Cost $491,946,407)—100.2%		530,696,158
Liabilities in Excess of Other Assets—(0.2%)		(1,267,716)
Net Assets—100.0%		$529,428,442

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Illiquid security.
(d)	Indicates a security that may be restricted in certain markets.
(e)	Fair Valued Security. Fair Value is determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange trade price. See Note 1(a) of the accompanying Notes to Consolidated Portfolio of Investments for inputs used.
(f)	Private Equity Investments.
(g)	abrdn Global Infrastructure Income Fund BL, LLC invests 100% of its capital in Arroyo Trinity Direct Investment I, BT Co-Invest Fund, L.P., Climate Adaptive Infrastructure (CAI) Co-Invest Fund LP, Cresta Highline Co-Invest, L.P., WR Holdings LLC, Zon Holdings, LLC and Zon Holdings II, LLC in which the Fund's percent of ownership is approximately 2%, 9%, 8%, 32%, 5%, 26% and 26%, respectively.
(h)	Restricted security, not readily marketable.
(i)	NOVA-telMAX HoldCo LLC invests 100% of its capital in Telmax Inc., in which the Fund's percentage of ownership is approximately 15%.
(j)	Cresta Blocker invests 100% of its capital in Cresta Fund LP, in which the Fund's percentage of ownership is approximately 18%.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying  Notes to Portfolio of Investments.

Notes to Consolidated Portfolio of Investments
June 30, 2023 (unaudited)

1.    Summary of Significant Accounting Policies
a.    Security Valuation:
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated abrdn Inc., the Fund's Investment Adviser (the "Investment Adviser"), as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Registered investment companies are valued at their NAV as reported by such company. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the  Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (as defined below). A security using any of these pricing methodologies is determined to be a Level 1 investment.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices in active markets for identical investments;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
3

Notes to Consolidated Portfolio of Investments  (concluded)
June 30, 2023 (unaudited)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Investments that are included in this category are private credit investments.
Level 3 investments are valued using significant unobservable inputs. The Fund may also use a discounted cash flow based valuation approach in which the anticipated future cash flows of the investment are used to estimate the current fair value. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The Fund may also invest in infrastructure investments through private transactions, which represented 8.8% of the net assets of the Fund as of June 30, 2023. For the private equity investments, the Fund follows the guidance issued in ASU 2015-07 Topic 820, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), and values private investment companies using the NAVs provided by the underlying private investment companies as a practical expedient. The Fund determined that the use of the practical expedient was appropriate as the investments in private investment companies did not have readily determinable fair values. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment, unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. In such cases, the Fund may make adjustments to the NAV reported by the private investment company based on market or economic changes, which can include market fluctuations or other economic conditions for which it may be necessary to adjust a reported NAV. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s net asset value could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher or lower than the values that the Fund ultimately realizes upon the disposal of such investments.
4